UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 17, 2011

LONE PINE RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35191	27-3779606
(Commission File Number)	(IRS Employer Identification No.)

Suite 2500, 645-7 Avenue SW, Calgary, Alberta, Canada	T2P 4G8
(Address of principal executive offices)	(Zip Code)

403.292.8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)   On November 17, 2011, the board of directors (the “Board”) of Lone Pine Resources Inc. (“Lone Pine”) appointed Dale J. Hohm to serve as a member of the Board. Mr. Hohm will serve as a Class I director.  Mr. Hohm will replace Loyola G. Keough as a member of the Audit and Reserves Committee of the Board and will replace Patrick R. McDonald as Chairman of the Audit and Reserves Committee. Mr. McDonald will remain a member of the Audit and Reserves Committee.

Dale J. Hohm, 53, is the Chief Financial Officer of MEG Energy Corp, a position he has held since March 2004. Mr. Hohm has over 30 years of corporate finance and accounting experience with 14 years of experience as the Vice President, Finance/CFO of TSX-listed companies engaged in oil and gas, upstream and services businesses. Mr. Hohm’s experience includes working for Deloitte & Touche, Chartered Accountants from 1980 until 1990; serving as the Vice President, Treasurer and Corporate Secretary of Numac Oil & Gas Ltd. from 1990 until 1993; working with Numac Energy Inc., first as a Vice President, Audit and later as the Vice President, Finance and Corporate Secretary, from 1994 until 2001; and serving as the Chief Financial Officer of Enerflex Systems Ltd. from April of 2001 until February of 2004. Mr. Hohm received a Bachelor of Commerce from the University of Alberta in 1980 and received the designation of Chartered Accountant in 1983.

Pursuant to Lone Pine’s 2011 Stock Incentive Plan, Mr. Hohm will receive, as of the date of his appointment to the Board, an award covering a number of shares of Lone Pine common stock equal to the quotient obtained by dividing $100,000 by the fair market value of a share of Lone Pine common stock on the date of such appointment.  Under the terms of the 2011 Stock Incentive Plan, the award to Mr. Hohm, a Canadian resident director, will be made by way of a phantom stock unit award under such plan.

Item 7.01.              Regulation FD Disclosure.

A copy of Lone Pine’s press release announcing an operational update, the appointment of Mr. Hohm and an executive appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press release of Lone Pine Resources Inc. dated November 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE PINE RESOURCES INC.
(Registrant)

Dated: November 21, 2011	By:	/s/ CHARLES R. KRAUS
Charles R. Kraus
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Lone Pine Resources Inc. dated November 21, 2011.